UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2020

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Columbia Banking System, Inc. (the “Company”) appointed Laura Alvarez Schrag, effective December 21, 2020, and Tracy Mack-Askew, effective December 23, 2020, to serve as directors on the Board of Directors of the Company and its wholly-owned subsidiary, Columbia State Bank (the “Bank”), commencing January 1, 2021. Ms. Alvarez Schrag has been appointed to the Personnel and Compensation Committee of the Board of Directors of the Company and the Enterprise Risk Management Committee of the Board of Directors of the Bank. Ms. Mack-Askew has been appointed to the Audit Committee and the Mergers and Acquisitions Committee of the Board of Directors of the Company.

Ms. Alvarez Schrag has extensive human resources and leadership development expertise. Ms. Mack-Askew brings with her deep business operations executive experience.

There are no arrangements or understandings between Ms. Alvarez Schrag and any person pursuant to which she was elected to serve as a director on the Company’s and the Bank’s Boards of Directors.

There are no arrangements or understandings between Ms. Mack-Askew and any person pursuant to which she was elected to serve as a director on the Company’s and the Bank’s Boards of Directors, and neither of them has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensatory arrangements for Ms. Alvarez Schrag and Ms. Mack-Askew will be consistent with the Company’s previously disclosed standard arrangements for non-employee directors. Such arrangements are described in the Company’s proxy statement for its 2020 annual meeting filed on April 17, 2020. Each of Ms. Alvarez Schrag and Ms. Mack-Askew will also enter into the Company’s standard indemnification agreement for directors.

In connection with their respective appointments, Ms. Alvarez Schrag and Ms. Mack-Askew each received a grant of restricted stock commensurate with grants recently awarded to the Company’s other directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Kumi Yamamoto Baruffi
Kumi Yamamoto Baruffi
Executive Vice President, General Counsel and Corporate Secretary